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                            Institutional Classes of

                                AIM Charter Fund
                             AIM Constellation Fund
                              AIM Weingarten Fund


                        Supplement dated March 15, 1999
                     to the Prospectus dated March 1, 1999

The following paragraph replaces the second paragraph under the heading "Investment Objectives and Strategies - AIM CHARTER FUND (CHARTER)" on page 1 of the prospectus:

           "The fund seeks to meet these objectives by investing at least 65% of its net assets in income-producing securities, including dividend-paying common stocks and convertible securities. The fund's portfolio managers purchase securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that they believe have the potential for above-average growth in earnings and dividends. The fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income."

The following paragraph replaces the paragraph under the heading "Other Information - DIVIDENDS AND DISTRIBUTIONS - Dividends" on page 6 of the prospectus:

           "The funds generally declare and pay dividends, if any, annually, with respect to Constellation and Weingarten, and quarterly, with respect to Charter. Following Charter's June 1999 quarterly dividend, the fund will begin declaring and paying dividends, if any, annually."